File No. 33-17255
                                                  Rule No. 497(e)


                  LIBERTY-STEIN ROE ADVISOR TRUST
                  Stein Roe Advisor Special Fund

               Supplement to Feb. 1, 1999 Prospectus


     The Board of Trustees of Liberty-Stein Roe Advisor Trust voted on May 4, 1999, to liquidate Stein Roe Advisor Special Fund
(Fund). The Board directed that sales of Fund shares be suspended as of May 6, 1999, and that the Fund be liquidated on June 15, 1999, or before that time if all shareholders have redeemed their interests in the Fund.

     The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, it would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders--they may have higher expense ratios, less investment flexibility and, consequently, lower returns over the long run.

                 This Supplement is Dated May 5, 1999